Exhibit 10.2

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Confidential	Execution Version

YALE UNIVERSITY

CORPORATE SPONSORED RESEARCH AGREEMENT

This CORPORATE SPONSORED RESEARCH AGREEMENT (this “AGREEMENT”) is effective as of December 29, 2015 (the “EFFECTIVE DATE”), by and between YALE UNIVERSITY, a non-profit corporation organized and existing under and by virtue of a special charter granted by the general assembly of the Colony and State of Connecticut (the “UNIVERSITY”), and NEXTCURE, INC., a Delaware corporation (the “SPONSOR”).  UNIVERSITY and SPONSOR are each referred to herein individually, as a “party” and, collectively, as the “parties.”

W I T N E S S E T H:

WHEREAS, in pursuit of its educational purposes, which include research and training, the UNIVERSITY undertakes scholarly, research, and experimental activities in a variety of academic disciplines;

WHEREAS, the SPONSOR wishes to fund and desires that the UNIVERSITY undertake a research program in the field of discovery of targets for human diagnostics, therapeutics and vaccines as described more fully in Exhibit A attached hereto upon the terms and conditions set forth below; and

WHEREAS, in furtherance of its scholarly, research, and instructional interests, the UNIVERSITY is willing to undertake such research upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Scope of Research.  During the term of this AGREEMENT, the UNIVERSITY shall use its reasonable best efforts consistent with its nonprofit status to perform the research program funded and described in Exhibit A attached hereto and which hereby is incorporated herein (the “RESEARCH”).  Notwithstanding the foregoing, the UNIVERSITY makes no warranties or representations regarding its ability to achieve, nor shall it be bound hereby to accomplish, any particular research objective or results.

2.                                      Personnel.

(a)                                 The RESEARCH shall be performed by and under the supervision and direction of Dr. Lieping Chen, while employed by the UNIVERSITY, who shall be designated the principal investigator (“PRINCIPAL INVESTIGATOR”), together with such additional personnel as may be assigned by the UNIVERSITY.  Without limiting the foregoing, the activities at the UNIVERSITY of any VISITING SCIENTIST under a VISITING SCIENTIST AGREEMENT (as such terms are defined in the LICENSE AGREEMENT) shall be performed under the supervision and direction of the PRINCIPAL INVESTIGATOR and such activities shall constitute RESEARCH hereunder.  If the PRINCIPAL INVESTIGATOR shall for any reason become unavailable to continue to work on, or to otherwise devote sufficient professional time to, the RESEARCH, the UNIVERSITY shall promptly notify SPONSOR and propose a substitute principal investigator with the scientific background and experience necessary to supervise the RESEARCH (who, if approved by SPONSOR, which approval may be given or withheld in SPONSOR’s sole discretion, shall thereafter be serve as the PRINCIPAL INVESTIGATOR).  If a mutually acceptable substitute is not found within thirty (30) days following UNIVERSITY’s notice, this AGREEMENT may be terminated by either party pursuant to Section 10(b) hereof upon at least thirty (30) days’ prior written notice.  In the event that the parties agree on a mutually acceptable substitute PRINCIPAL INVESTIGATOR, the parties shall negotiate in good faith and enter into appropriate amendments to the LICENSE AGREEMENT reflecting the substitution of the PRINCIPAL INVESTIGATOR, including as may be reasonably necessary to preserve intellectual property rights granted to SPONSOR under the LICENSE AGREEMENT prior to such substitution.

(b)                                 Without limiting the terms and conditions of the LICENSE AGREEMENT, it is understood that the UNIVERSITY and the personnel performing the RESEARCH hereunder may be involved in other activities and projects which entail pre-existing commitments to other sponsors.  The UNIVERSITY will use reasonable efforts to avoid conflicts with the terms of this AGREEMENT; however, it is agreed that unless provided to the contrary herein or in the LICENSE AGREEMENT, this AGREEMENT is subject to the UNIVERSITY’s pre-existing (i.e., existing as of the EFFECTIVE DATE) commitments to such other sponsors.  The PRINCIPAL INVESTIGATOR and UNIVERSITY have notified SPONSOR of any such pre-existing commitments of which he or it are aware (following reasonable inquiry) prior to the date hereof, and shall promptly notify SPONSOR of any such conflicts during the term of this AGREEMENT.  Without limiting the foregoing, the RESEARCH shall not include the discovery, research, development or manufacture of EXCLUDED TARGETS (as defined in the LICENSE AGREEMENT) or products directed thereat.

3.                                      University Policies and Procedures.  All RESEARCH conducted hereunder shall be performed in accordance with established UNIVERSITY policies and procedures, including, but not limited to, policies and procedures applicable to research involving human subjects, laboratory animals, and conflicts of interest.  Upon reasonable request by SPONSOR, UNIVERSITY shall notify SPONSOR of applicable UNIVERSITY policies and procedures, and any material changes thereto.

4.                                      Reimbursement of Budgeted Costs.

(a)                                 The SPONSOR shall reimburse the UNIVERSITY for direct and indirect costs incurred by the UNIVERSITY in connection with the RESEARCH performed under this AGREEMENT (including in connection with any activities performed at UNIVERSITY by VISITING SCIENTISTS), in each case, in accordance with, and to the extent set forth in, the budget attached hereto as Exhibit B (the “BUDGET”), and which hereby is incorporated herein; provided, however, that the UNIVERSITY may submit to SPONSOR at any time, and SPONSOR may at its discretion approve in writing, a revised BUDGET requesting additional

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

funds.  For clarity, any revised BUDGET or BUDGET amendment shall require SPONSOR’s prior written approval, and the BUDGET for purposes of the AGREEMENT shall be the last BUDGET approved in writing by SPONSOR.  Any proposed BUDGET or amendment thereto submitted by UNIVERSITY shall be a good faith estimate of UNIVERSITY’s costs to be incurred in connection with the RESEARCH.

(b)                                 The SPONSOR shall make quarterly advance payments to the UNIVERSITY to fund reimbursable costs as set forth in the SPONSOR-approved BUDGET.  All checks shall be made payable to Yale UNIVERSITY, shall include reference to the PRINCIPAL INVESTIGATOR, and shall be sent to:

Yale University

Office of Sponsored Projects

P.O. Box 1873

New Haven, CT 06508-1873

Or wired to:

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5.                                      Research Reports.  The UNIVERSITY shall furnish to SPONSOR during the term of this AGREEMENT informal updates and quarterly reports regarding the progress of the RESEARCH in a form or forms mutually agreed by the parties.  Upon mutual agreement between SPONSOR and PRINCIPAL INVESTIGATOR, UNIVERSITY shall provide additional reports to SPONSOR regarding the progress of the RESEARCH containing such information as SPONSOR may reasonably request.  An annual report setting forth the significant research findings shall be prepared by the UNIVERSITY and submitted to SPONSOR within a reasonable period (not to exceed forty-five (45) days) following (a) the end of each calendar year, with the first report deliverable following December 31, 2016, and (b) in the final year of this AGREEMENT, following the expiration of the term.  Such reports shall be held in confidence in accordance with Sections 6 and 7 of this AGREEMENT, to the extent applicable, to provide an opportunity for the PRINCIPAL INVESTIGATOR’s publication or presentation of the project results and the filing of patent applications by UNIVERSITY and/or SPONSOR.

6.                                      Publication.

(a)                                 Part of the UNIVERSITY’s mission is to publish and disseminate research results developed under sponsored research projects.  Consistent with this AGREEMENT, UNIVERSITY, PRINCIPAL INVESTIGATOR and other UNIVERSITY employees and/or students may disseminate or publish the results of the RESEARCH in accordance with the AGREEMENT.  Should UNIVERSITY, PRINCIPAL INVESTIGATOR or any other UNIVERSITY employee and/or student desire to disclose publicly or to third parties, in writing

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or oral presentation, the results of the RESEARCH or any INVENTION, UNIVERSITY shall notify SPONSOR in writing of its intention at least [***] before such disclosure.  YALE shall include with such notice a written description of the oral presentation, or in the case of a manuscript or other proposed written disclosure, a current draft of such written disclosure (provided that a final version is provided to SPONSOR at least [***] in advance of publication).  The SPONSOR shall determine whether any of its CONFIDENTIAL INFORMATION is included in the proposed publication.  The SPONSOR may reasonably require that any of its CONFIDENTIAL INFORMATION be removed from the proposed publication.  The SPONSOR may request that UNIVERSITY file a patent application, copyright or other filing related to such INVENTION, and the SPONSOR may reasonably require that publication be delayed to permit the filing of patent applications.  The SPONSOR shall make such determinations within [***] of receipt of UNIVERSITY’s notice, or within [***] of receipt of a final version of a proposed written publication, if later.  Publication shall not be delayed more than [***] after receipt of the proposed publication, or final version, by the SPONSOR.  If UNIVERSITY desires to disseminate, publish or publicize the results of RESEARCH or any INVENTION that result from VISITING SCIENTIST’s activities and that is not patentable, and the SPONSOR objects to such proposed disclosure within the time period specified above, UNIVERSITY and SPONSOR will negotiate in good faith to determine whether the proposed disclosure can be modified or delayed, consistent with the objectives of each party.  In no event shall YALE be prohibited from proceeding with any such publication for more than a total of [***] calendar days.  VISITING SCIENTIST may publish or publicize the results of RESEARCH that result from VISITING SCIENTIST’s activities only with the prior written permission of the HOSTING FACULTY MEMBER.

(b)                                 The SPONSOR at its election shall be entitled to receive an acknowledgment of its sponsorship of the RESEARCH in any such publication.

(c)                                  The UNIVERSITY shall have the final authority to determine the scope and content of any publications or presentations made by its students and employees in accordance with the limitations of this section.

7.                                      Confidential Information.

(a)                                 “CONFIDENTIAL INFORMATION” of either party consists of information that has been reduced to writing and marked “Confidential,” or, if disclosed orally, has been reduced to writing and marked “Confidential” within thirty (30) days of oral disclosure.  “CONFIDENTIAL INFORMATION shall not include the name of the Principal Investigator nor the name of the SPONSOR.  The financial terms of this AGREEMENT and the RESEARCH plan hereunder constitute CONFIDENTIAL INFORMATION of each party; provided, that for purposes of the foregoing, “financial terms” shall not include the amount of funding provided by SPONSOR to UNIVERSITY pursuant to the terms of this AGREEMENT.  Subject to the following exceptions, all CONFIDENTIAL INFORMATION of either party disclosed by it to the other party in connection with the RESEARCH hereunder will be treated as and kept confidential throughout the term hereof and for [***] thereafter, or, for the RESEARCH plan, the term hereof and either [***] thereafter or the term of the LICENSE AGREEMENT,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

whichever is shorter. Each party (i) will use reasonable efforts to safeguard the confidentiality of the other party’s CONFIDENTIAL INFORMATION, by taking such actions the party receiving the CONFIDENTIAL INFORMATION would take to preserve the confidentiality of its own CONFIDENTIAL INFORMATION, which in no event shall be less than reasonable care, (ii) will not use the other party’s CONFIDENTIAL INFORMATION other than as permitted by this AGREEMENT or permitted under the LICENSE AGREEMENT, and (iii) will require its employees, students, associates and agents to adhere to such obligation of confidentiality.  The obligations of confidentiality described above shall not pertain to that part of the CONFIDENTIAL INFORMATION that:

(i)                                     is shown to have been previously known or developed by the receiving party prior to the disclosure by the disclosing party;

(ii)                                  is revealed by third parties through no fault of the receiving party;

(iii)                               is at the time of disclosure or has thereafter become publicly known through no fault or omission attributable to the receiving party;

(iv)                              information that is independently developed by the receiving party without the use of the disclosing party’s CONFIDENTIAL INFORMATION; or

(v)                                 is required to be disclosed by law in the opinion of recipient’s attorney, but only after the disclosing party is given prompt written notice and an opportunity to seek a protective order.

(b)                                 Neither party shall knowingly convey CONFIDENTIAL INFORMATION to the other party that is subject to federal export control restrictions under the EAR or the ITAR without first so disclosing to the other party and providing the other party the opportunity to decline receiving such information.

(c)                                  If the receiving party becomes aware of any disclosure of CONFIDENTIAL INFORMATION of the other party not authorized hereunder or otherwise not permitted by the disclosing party, the receiving party agrees to notify the disclosing party and take reasonable steps to prevent any further disclosure or unauthorized use; provided, that such notification shall not be deemed an admission of any wrongdoing or breach of this AGREEMENT, nor shall such notification or other such communication be admitted against the notifying party in any action, proceeding, claim or controversy.

(d)                                 The restrictions on disclosure in this Section 7 shall not apply to the extent that the receiving party is obligated to produce information pursuant to an order of a court of competent jurisdiction or a facially valid administrative, Congressional or other subpoena; provided, that the receiving party subject to the order or subpoena shall to the extent reasonably possible (i) promptly notify the disclosing party, and (ii) cooperate reasonably with the disclosing party’s efforts to contest or limit the scope of such order or subpoena.  The parties acknowledge that certain federal and state laws require pharmaceutical and medical device companies to disclose information on compensation, gifts or other remuneration provided to

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

physicians and other health care professionals.  SPONSOR may report information about remuneration provided under this AGREEMENT, as required by law which, once reported, may be publically accessible.

8.                                      Intellectual Property.

(a)                                 Definition of Invention.  “INVENTION” shall mean any discovery, invention, development, know-how, concept or idea, whether or not patentable, conceived or first reduced to practice in whole or in part in performance of the RESEARCH.  For purposes of this AGREEMENT, “INVENTION” shall also include any software written, created, and utilized each in performance of the RESEARCH.

(b)                                 Ownership of Inventions.  The UNIVERSITY shall own any INVENTIONS that are invented solely by its employees, students, or agents in the performance of the RESEARCH (“UNIVERSITY INVENTIONS”).  SPONSOR shall own any INVENTIONS that are invented solely by SPONSOR’s employees or agents (“SPONSOR INVENTIONS”).  INVENTIONS invented jointly by UNIVERSITY employees, students or agents and SPONSOR employees or agents shall be owned jointly by UNIVERSITY and SPONSOR (“JOINT INVENTIONS”).  Inventorship shall be determined in accordance with United States patent law. Notwithstanding anything else herein to the contrary, for purposes of any determination of inventorship or authorship, VISITING SCIENTISTS (as defined in the LICENSE AGREEMENT) shall be deemed to be agents of UNIVERSITY (and not employees of SPONSOR) in connection with their performance of the RESEARCH.

(c)                                  Option.  For each patent or patent application that is a UNIVERSITY INVENTION or JOINT INVENTION, the SPONSOR will have the option, for a period of [***] from the date of disclosure to SPONSOR, to add such UNIVERSITY INVENTION or JOINT INVENTION to the License Agreement attached hereto as Exhibit C (the “LICENSE AGREEMENT”) as a LICENSED PATENT thereunder, and obtain a royalty-bearing, exclusive, world-wide license to UNIVERSITY’s rights in such UNIVERSITY INVENTION or JOINT INVENTION, including the right to sublicense , to make, have made, use, lease, sell, import and export products embodying or produced through the use of UNIVERSITY INVENTION or JOINT INVENTION under the same terms as in the LICENSE AGREEMENT.  In the event that SPONSOR exercises such option, the UNIVERSITY INVENTION or JOINT INVENTION shall be added to Appendix A to the LICENSE AGREEMENT and shall be a LICENSED PATENT under the LICENSE AGREEMENT effective as of the date of SPONSOR’s election for all purposes thereunder.  In the event that the SPONSOR does not elect to add to such UNIVERSITY INVENTION or JOINT INVENTION to the LICENSE AGREEMENT after the [***] period, the UNIVERSITY may enter into an agreement relating to such patent or patent application with any third party (subject to the terms and conditions of the LICENSE AGREEMENT); provided, that such UNIVERSITY INVENTION or JOINT INVENTION shall be LICENSED INFORMATION under the LICENSE AGREEMENT to the extent it falls within the definition thereof.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d)                                 Ownership of Data.  UNIVERSITY will retain ownership of the data and information arising out of the RESEARCH that UNIVERSITY generates (“RESEARCH RESULTS”) provided those RESEARCH RESULTS are subject to license as LICENSED INFORMATION under the LICENSE AGREEMENT.  Subject to other provisions of this AGREEMENT and the LICENSE AGREEMENT, including those pertaining to CONFIDENTIAL INFORMATION, indemnification and intellectual property, SPONSOR will have access to the data and may use such data in connection with its research and product development efforts.

(e)                                  Disclosure and Right to Patent Inventions.  The UNIVERSITY and SPONSOR shall promptly disclose to each other in writing any INVENTION (i) conceived or first reduced to practice in the performance of the RESEARCH and (ii) reported to the UNIVERSITY’s Office of Cooperative Research (“OCR”) or SPONSOR’s Intellectual Property Authority (“IPA”) (see Section 11 “Notices”), respectively.  Such disclosure shall be considered CONFIDENTIAL INFORMATION of the disclosing party.  The UNIVERSITY may elect to file and prosecute a patent application on any UNIVERSITY INVENTION described in any such invention disclosure.  The UNIVERSITY shall provide SPONSOR a reasonable opportunity to review and comment on its efforts to prepare and file such patent applications, and instruct its patent counsel to keep both UNIVERSITY and SPONSOR fully informed of the progress of all patent applications and patents, and to give both UNIVERSITY and SPONSOR reasonable opportunity to comment on the type and scope of useful claims and the nature of supporting disclosures.  UNIVERSITY will not abandon any patent application for which SPONSOR is bearing expenses without SPONSOR’s consent.  Should the UNIVERSITY elect not to prepare and file any patent application, the SPONSOR may at its own cost file and prosecute any such patent application on behalf of the UNIVERSITY.  The UNIVERSITY shall reasonably cooperate with SPONSOR in its attempt to secure patent rights to such patents or patent applications at SPONSOR’s expense.  The SPONSOR shall have the sole right to file and prosecute a patent application on any SPONSOR INVENTION and any JOINT INVENTION.  Should SPONSOR elect not to file and prosecute a patent application on a JOINT INVENTION, the UNIVERSITY may at its own cost file and prosecute any such patent application on behalf of the UNIVERSITY and the SPONSOR.  In such event, the SPONSOR shall reasonably cooperate with UNIVERSITY in its attempt to secure patent rights to such patents or patent applications at UNIVERSITY’s expense.  In the event of any conflict between the terms and conditions of this AGREEMENT and the terms and conditions of the LICENSE AGREEMENT with respect to the prosecution and maintenance of patents or patent applications, the terms and conditions of the LICENSE AGREEMENT shall govern and control with respect to LICENSED PATENTS thereunder, and the terms and conditions of this AGREEMENT shall govern and control with respect to all INVENTIONS, including those related to JOINT INVENTIONS hereunder.

(f)                                   Materials.

(i)                                     To the extent that UNIVERSITY may legally and practically do so, upon request by SPONSOR, UNIVERSITY shall transfer a reasonable portion of any materials generated under this AGREEMENT (including materials that are also TANGIBLE RESEARCH

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PROPERTY) to SPONSOR using the sample material transfer agreement provided in Exhibit D (each such material transfer agreement, a “UNIVERSITY MTA”).

(ii)                                  To facilitate the RESEARCH, SPONSOR may provide to UNIVERSITY certain biological materials or chemical compounds, such as antibodies, cell-based assays or research tools owned by or licensed to SPONSOR (such materials or compounds provided hereunder, including any progeny or modified or unmodified derivatives thereof, are referred to herein, collectively, as “SPONSOR MATERIALS”) for use by UNIVERSITY.  All transfers of such SPONSOR MATERIALS by SPONSOR to UNIVERSITY shall be documented in writing (the “TRANSFER RECORD”), which TRANSFER RECORD shall set forth the type and name of the SPONSOR MATERIAL transferred, the amount of the SPONSOR MATERIAL transferred, the date of the transfer of such SPONSOR MATERIAL and the purpose(s) for which such SPONSOR MATERIAL may be used by UNIVERSITY (the “PURPOSES”).  Such PURPOSES may be in furtherance of the RESEARCH, generally, or alternatively such PURPOSES may be narrower due to restrictions and obligations imposed by third parties on the use of such SPONSOR MATERIALS, or otherwise.  Except as otherwise agreed in writing, all such SPONSOR MATERIALS delivered by SPONSOR to UNIVERSITY shall remain the sole property of SPONSOR, and shall only be used by UNIVERSITY for the PURPOSES.  UNIVERSITY shall not cause or permit the SPONSOR MATERIALS to be used by or delivered to or for the benefit of any third party (including any non-profit academic or research institution) without the prior written consent of SPONSOR.  Further, UNIVERSITY may not use the SPONSOR MATERIALS in research or testing involving human subjects unless expressly agreed by SPONSOR in writing, and where such research and testing is undertaken in accordance with all applicable laws.  UNIVERSITY assumes all liability for losses which may arise from its use, storage or disposal of the SPONSOR MATERIALS.  SPONSOR shall not be liable for any loss or claim made by UNIVERSITY, or made against UNIVERSITY by any third party, due to or arising from the use of the SPONSOR MATERIALS, except to the extent caused by the gross negligence or willful misconduct of SPONSOR.  If requested by SPONSOR, UNIVERSITY and SPONSOR shall enter into a material transfer agreement in a form mutually agreed governing the transfer and use by UNIVERSITY of any SPONSOR MATERIALS.

(g)                                  Tangible Research Property.  Subject to the terms and conditions of any UNIVERSITY MTA, UNIVERSITY shall retain ownership of property that is developed solely by UNIVERSITY’s employees, students, and agents, including, but not limited to, prototypes, biogenic materials, samples, lab notebooks graphs, maps, drawings, and documents created or acquired under this AGREEMENT (collectively, “TANGIBLE RESEARCH PROPERTY”); provided, that UNIVERSITY shall not retain ownership of TANGIBLE RESEARCH PROPERTY that is a deliverable to SPONSOR under this AGREEMENT.  Subject to the terms and conditions of this AGREEMENT and the LICENSE AGREEMENT, UNIVERSITY shall retain the right to use and distribute copies of all deliverables for educational and/or research purposes.

(h)                                 Copyrightable Material.  As between UNIVERSITY and SPONSOR, UNIVERSITY shall own all right, title and interest in and to any and all copyrights and copyrightable materials, including data and excluding software, that is created solely by

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY employees, students or agents in performance of the RESEARCH (collectively “UNIVERSITY COPYRIGHTS”).  As between UNIVERSITY and SPONSOR, SPONSOR shall own all right, title and interest in and to any and all copyrights and copyrightable materials, including data, created solely by SPONSOR employees or agents in performance of the RESEARCH (collectively, “SPONSOR COPYRIGHTS”).  As between UNIVERSITY and SPONSOR, UNIVERSITY and SPONSOR shall jointly own all right, title and interest in and to any and all copyrights and copyrightable materials, including data, created jointly by UNIVERSITY employees, students, or agents and SPONSOR employees or agents in performance of this AGREEMENT (collectively, “JOINT COPYRIGHTS”).  UNIVERSITY shall have the sole right to determine the disposition of UNIVERSITY COPYRIGHTS; provided, that SPONSOR shall have option rights, in accordance with Section 8, in computer software developed and delivered in performance of the RESEARCH.

(i)                                     Background IP.  Without limiting the LICENSE AGREEMENT, neither party shall, by virtue of this AGREEMENT, acquire rights to inventions, copyrights, technical information, or tangible property concurrently created or acquired by either party outside of this AGREEMENT or that are owned by the other party prior to entering into this AGREEMENT, including any background technology required to practice INVENTIONS.  Such rights held by UNIVERSITY may or may not be available for licensing.

(j)                                    Existing Materials and Unpublished Information.  Certain existing materials and unpublished information owned or controlled by UNIVERSITY and expected to be used in RESEARCH are listed in Exhibit E attached hereto and which hereby is incorporated herein (the “EXISTING MATERIAL AND UNPUBLISHED INFORMATION”).  SPONSOR shall have access to the EXISTING MATERIAL AND UNPUBLISHED INFORMATION for research and product development purposes.  The EXISTING MATERIAL AND UNPUBLISHED INFORMATION shall be licensed to SPONSOR under the LICENSE AGREEMENT as LICENSED INFORMATION upon the EFFECTIVE DATE.

(k)                                 Transfer of Information.  Subject to UNIVERSITY’s legal and contractual obligations to third parties existing as of the EFFECTIVE DATE or entered into during the term of this AGREEMENT and not in violation of the LICENSE AGREEMENT, during the term of this AGREEMENT, SPONSOR shall have the right to request that UNIVERSITY commence a transfer to or sharing with SPONSOR or its designee of LICENSED INFORMATION (as defined in the LICENSE AGREEMENT), RESEARCH RESULTS or other information and technology that are owned or controlled by UNIVERSITY and reasonably necessary for the establishment by SPONSOR of a system for the screening and identification of targets as described in Exhibit A.  The details of such transfer or sharing shall be set forth in a plan, budget and an appropriate agreement governing the process and coordination of such transfer or sharing and reimbursement of UNIVERSITY expenses (“TRANSFER AGREEMENT”) to be negotiated in good faith and mutually agreed upon by the parties in writing as promptly as practicable following SPONSOR’s request, with all costs incurred by UNIVERSITY in connection with such transfer or sharing to be borne by SPONSOR.  UNIVERSITY shall provide reasonable access to UNIVERSITY facilities to SPONSOR and its representatives and provide such support and training, in each case, as are reasonably necessary for SPONSOR to

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

establish and operate such system, including by providing support and information pursuant to this paragraph as may be reasonably requested by SPONSOR, to the extent such access, support and training are reasonably available.  The details of such support and training shall be set forth in a plan, budget and appropriate TRANSFER AGREEMENT, with all costs incurred by UNIVERSITY in connection with such transfer or sharing to be borne by SPONSOR.  UNIVERSITY makes no representations that the information and technology transferred or shared pursuant to this paragraph shall be sufficient to enable SPONSOR to establish or operate such system.  To the extent SPONSOR has requested a transfer or sharing under this Section 8(k) prior to the expiration or termination of this AGREEMENT, UNIVERSITY’s obligations under this section with respect to such transfer or sharing shall survive any such expiration or termination for a period not to exceed six (6) months.  For the avoidance of doubt, it is agreed and acknowledged that an appropriate TRANSFER AGREEMENT will provide for the reimbursement of UNIVERSITY’s costs incurred in connection with the transfer or sharing, but not additional consideration (whether milestone payments, royalties, or otherwise) for the use of such information, which shall be subject to the terms of the LICENSE AGREEMENT.

9.                                      Ownership of Property.  Title to any equipment purchased or created in the performance of the RESEARCH funded under this AGREEMENT shall vest in the UNIVERSITY.  UNIVERSITY shall use the equipment for purposes of this RESEARCH while the funded activities are ongoing.  During that time, UNIVERSITY may, subject to the terms of the LICENSE AGREEMENT, make the equipment available for incidental use on other projects or programs if such other use will not interfere with the RESEARCH under the AGREEMENT.  When no longer needed for AGREEMENT activities, UNIVERSITY may use the equipment in connection with its other charitable purposes, without need for accounting.

10.                               Term and Termination.

(a)                                 This AGREEMENT shall be effective from the EFFECTIVE DATE through December 31, 2020, the conclusion of the BUDGET term as set forth in Exhibit B, and may be extended thereafter by mutual agreement of the parties in writing; provided, however, that the expiration or termination of this AGREEMENT shall not relieve either party of any obligation of such party accrued prior to such expiration or termination hereunder.  In particular, Section 14 (“Indemnification”), the provisions hereof relating to rights in patents and ownership of property shall survive such termination.

(b)                                 Notwithstanding the foregoing, following the second (2nd) anniversary of the EFFECTIVE DATE this AGREEMENT may be terminated upon ninety (90) days’ advance written notice to the other party (i) by SPONSOR at any time, and (ii) by UNIVERSITY (A) if a FORCE MAJEURE precluding continuation of the RESEARCH persists for more than ninety (90) days (provided, that if prior to the effective date of such termination, such FORCE MAJEURE is resolved or the parties mutually agree on modifications of their rights and obligations under Section 17 such that the RESEARCH can continue, UNIVERSITY shall not have a right to terminate with respect to such FORCE MAJEURE, notwithstanding any termination notice with respect thereto previously delivered), or (B) following the occurrence of a MATERIAL EVENT (as defined below).  In connection with any termination of this

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AGREEMENT, including upon receipt of notice of early termination by SPONSOR, the UNIVERSITY shall use reasonable efforts promptly to limit or terminate any outstanding commitments prior to the effective termination date.  All allowable costs associated with such termination and up through the date of termination shall be reimbursed by SPONSOR in accordance with the BUDGET, including any non-cancelable commitments, such as, where applicable, legally committed salary and benefits; provided, that SPONSOR shall have no obligation with respect to such costs following the date of termination if UNIVERSITY terminates the AGREEMENT for other than cause.  Upon SPONSOR’s reasonable request, UNIVERSITY shall provide documentation to SPONSOR that such expenses have been paid and cannot be canceled or recovered.  For purposes of this Section 10(b), “MATERIAL EVENT” means SPONSOR or one of more of its executive officers has been (1) charged, indicted, or convicted of a felony involving moral turpitude, deceit, or dishonesty, (2) committed embezzlement or fraud, (3) shown to have made an unlawful payment, kickback or bribe to any governmental official, or (4) debarred by the FDA (or subject to a similar sanction of a foreign equivalent), or convicted of a crime for which an individual or entity could be debarred under 21 U.S.C. § 335a (or its foreign equivalent), except, in the case of any charge, allegation or indictment referred to in clauses (1)-(4) above, to the extent SPONSOR or such executive officer(s) are in good faith challenging such charge, allegation or indictment; provided, that any conviction therefor shall constitute a “MATERIAL EVENT.”

(c)           If SPONSOR (i) breaches its obligation to make an undisputed payment and fails to remedy such breach within thirty (30) days after receipt of notice in writing of such breach, (ii) materially breaches any other of its obligations under this AGREEMENT and fails to remedy such breach within thirty (30) days after receipt of notice in writing of such breach, or (iii) materially breaches its diligence obligations in Article 4 of the LICENSE AGREEMENT and fails to remedy such breach within sixty (60) days after receipt of notice in writing of such breach, in the case of (i), (ii) or (iii), the UNIVERSITY may, in addition to any other remedies that the UNIVERSITY may have in law or in equity, terminate this AGREEMENT by sending written notice of termination to SPONSOR (provided, that this AGREEMENT shall only be terminable under clause (iii) above if the LICENSE AGREEMENT is terminated or terminable in its entirety (and not solely with respect to certain LICENSED PRODUCT(s) (as defined in the LICENSE AGREEMENT)).  Without limiting the cure periods provided above, termination for material breaches will be effective from date of notice to SPONSOR and shall not limit any of UNIVERSITY’s other rights under this AGREEMENT.

11.          Notices.  Any notices given under this AGREEMENT (a) shall be in writing, (b) may be (i) delivered personally, (ii) sent by reputable overnight courier, postage prepaid, with written verification of receipt, (iii) sent by registered or certified first class United States mail, postage prepaid, return receipt requested, or (iv) delivered by confirmed facsimile or e-mail transmission (provided any notice of breach, default, or termination shall be followed immediately by an additional notice pursuant to clause (i) or (ii) above), (c) shall be addressed to the parties as follows (or at such other addresses or facsimile number as the parties may notify each other in writing), and (d) shall be deemed delivered upon receipt (or in the case of facsimile or e-mail transmission, upon confirmed receipt during normal business hours of the recipient, or on the following business day):

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY	SPONSOR

[***]	NextCure, Inc.
Office of Sponsored Projects	[***]
P.O. Box 208327
New Haven, CT 06520-8327	Attn: Chief Executive Officer
E-Mail: [***] with a copy to:	E-mail: [***]
E-mail: [***]

Provided, however, that invention disclosures shall be addressed to the parties as follows:

UNIVERSITY OCR	SPONSOR IPA

Yale University Office of Cooperative Research	NextCure, Inc.
Attn: Director of Intellectual Property	[***]
433 Temple Street
New Haven, CT 06511	Attn: Chief Executive Officer
E-mail: [***]	E-mail: [***]
Phone: [***]

12.          Use of Name.  Except as expressly permitted under the LICENSE AGREEMENT, neither party shall employ or use the name of the other party in any promotional materials or advertising without the prior express written permission of the other party.

13.          Relationship of the Parties.  The relationship of SPONSOR and UNIVERSITY established by this AGREEMENT is that of independent contractors.  Nothing in this AGREEMENT shall be construed to create a relationship of employment or agency, nor shall either party’s employees, servants, agents, or representatives be considered the employees, servants, agents, or representatives of the other except as expressly provided herein or in the VISITING SCIENTIST AGREEMENT with respect to VISITING SCIENTISTS.  Nothing in this AGREEMENT shall be construed to constitute the parties as partners or joint venturers, or allow either of the parties to create or assume any obligation on behalf of the other party.

14.          Indemnification.  The following indemnification obligation applies only to the extent of SPONSOR’s use of the RESEARCH or any UNIVERSITY intellectual property, data, materials or RESEARCH RESULTS.  The SPONSOR shall defend, indemnify and hold harmless UNIVERSITY, the PRINCIPAL INVESTIGATOR, and any of UNIVERSITY’s faculty, students, employees, trustees, volunteers and officers, (hereinafter referred to collectively as the “INDEMNIFIED PERSONS”) from and against any and all liability, claims, lawsuits, losses, damages, costs or expenses (including attorneys’ fees) (hereinafter referred to

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

collectively as the “LOSSES”) to the extent arising out of third party claims or arising out of SPONSOR’s use of the RESEARCH, UNIVERSITY intellectual property, data, materials, RESEARCH RESULTS or INVENTIONS, which the INDEMNIFIED PERSONS may hereafter incur, or be required to pay.  If such LOSSES arise in whole or in part from the INDEMNIFIED PERSONS’ illegal conduct, gross negligence, fraud or intentional misconduct or intentional inaction, then the amount of the LOSSES that SPONSOR shall indemnify INDEMNIFIED PERSONS for shall be reduced by an amount in proportion to the percentage of the INDEMNIFIED PERSONS responsibilities for such LOSSES as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties.  UNIVERSITY shall notify SPONSOR upon learning of the institution or threatened institution of any such liability, claims, lawsuits, losses, damages, costs and expenses and UNIVERSITY shall cooperate with SPONSOR in every proper way in the defense or settlement thereof at SPONSOR’s request and expense. SPONSOR shall not dispose or settle any claim admitting liability on the part of the UNIVERSITY without UNIVERSITY’s prior written consent.

15.          DISCLAIMER OF WARRANTIES.  THE UNIVERSITY MAKES NO WARRANTIES UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER, INCLUDING, WITHOUT LIMITATION, THE RESULTS OF THE RESEARCH OR ANY INVENTIONS OR PRODUCT, TANGIBLE OR INTANGIBLE, CONCEIVED, DISCOVERED, OR DEVELOPED UNDER THIS AGREEMENT; OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESEARCH RESULTS OR OF ANY SUCH INVENTION OR PRODUCT.  Neither party shall be liable for any special, incidental, indirect or consequential damages of any kind, including lost profits suffered by the other party or by any licensee or any others resulting from the use of the RESEARCH RESULTS, including any invention, program, or product, or otherwise under this AGREEMENT.

16.          Export Controls.  The UNIVERSITY complies with all applicable laws and regulations, including, where applicable, federal export control regulations.  Many of the UNIVERSITY employees (faculty and staff) and students are residents of foreign countries, including individuals who may work on the RESEARCH and/or have access to information conveyed to the UNIVERSITY pursuant hereto.  The UNIVERSITY does not screen its employees or students based on nationality.  In most situations, the UNIVERSITY relies on the fundamental research exclusion from export control laws, but makes no representation as to whether SPONSOR’s conveyance of information or material to the UNIVERSITY pursuant hereto would be covered by the export control laws.  Each party agrees that before knowingly providing the other with export-controlled materials or data, it will provide written notice, including a description of the materials or data, and, if known, the appropriate ECCN or MCL designation.  No such materials or data shall knowingly be shared without prior written approval.

17.          Force Majeure.  Other than with respect to SPONSOR’s obligations to make payments under this AGREEMENT, neither party shall be liable for any failure to perform as required by this AGREEMENT, to the extent such failure to perform is caused by any reason

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

beyond such party’s reasonable control, or by reason of any of the following to the extent beyond such party’s reasonable control:  labor disturbances or disputes of any kind, failure of any required governmental approval, civil disorders, acts of war or terrorism, acts of God, energy or other conservation measures, failure of utilities, mechanical breakdowns or material shortages (to the extent not reasonably controlled), disease, or similar occurrences. (a “FORCE MAJEURE”).  In event of a FORCE MAJEURE, the affected party shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.  If a FORCE MAJEURE persists for more than ninety (90) days, then the parties will discuss in good faith a modification of the parties’ rights and obligations under this AGREEMENT in order to mitigate the delays caused by such FORCE MAJEURE, but, at the discretion of the party not affected by FORCE MAJEURE and upon written notice to the other party, such FORCE MAJEURE shall no longer be deemed to excuse the affected party’s performance hereunder.  For clarity, the duration of any FORCE MAJEURE prior to a party’s receipt of such notice or a termination notice under Section 10(b) shall not count toward any termination notice or cure period otherwise provided under this AGREEMENT.

18.          Assignment.  Neither the UNIVERSITY nor the SPONSOR shall assign this AGREEMENT to any other person without the prior written consent of the other (not to be unreasonably withheld, conditioned or delayed), except SPONSOR may, without UNIVERSITY consent, assign its rights and transfer its duties hereunder to any affiliate or acquirer of SPONSOR or any assignee of all or substantially all of its business (or that portion thereof to which this AGREEMENT relates) or in the event of its merger or consolidation or similar transaction.  Any assignment or transfer in contravention of the foregoing shall be void.

19.          Severability.  The provisions of this AGREEMENT shall be deemed separable.  If any part of this AGREEMENT is rendered void, invalid, or unenforceable by a court of competent jurisdiction, such determination shall not affect the validity or enforceability of the remainder of this AGREEMENT unless the part or parts which are void, invalid or unenforceable shall substantially impair the value of the entire AGREEMENT as to either party, in which case the parties shall negotiate in good faith and reasonably agree upon a valid and enforceable provision which shall be a reasonable substitute for such part or parts in light of the intent of this AGREEMENT.

20.          Headings.  The headings of the sections and paragraphs in this AGREEMENT are provided only as a matter of convenience and for ease of reference and in no way are intended to define, limit, describe or otherwise affect the interpretation, meaning, substance or scope of any provision contained in this AGREEMENT.

21.          Waiver.  The waiver by any party of a breach of any provision of this AGREEMENT will not be construed as a waiver of a subsequent breach of the same provision by that party or the breach of any other provision of this AGREEMENT.  The delay or failure of a party to exercise any right or remedy under this AGREEMENT will not constitute a waiver by that party of any breach of this AGREEMENT.  Any waiver of any breach under this AGREEMENT must be in writing.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.          Counterparts.  This AGREEMENT may be executed by facsimile or by electronic scanned copy (including .pdf) exchanged by electronic transmission.

23.          Entire Agreement; Amendments.  This AGREEMENT, together with any material transfer agreement entered into hereunder, the LICENSE AGREEMENT and the VISITING SCIENTIST AGREEMENT as defined therein, and the Exhibits attached hereto and thereto contain the entire agreement between the parties with respect to the subject matter hereof and thereof.  No amendments or modifications to this AGREEMENT shall be effective unless made in writing and signed by authorized representatives of both parties.

24.          Similar Research.  Without limiting the terms and conditions of the LICENSE AGREEMENT, nothing in this AGREEMENT shall be construed to limit the freedom of the UNIVERSITY or of its researchers who are not participants in the RESEARCH, from engaging in similar research made under other grants, contracts or agreements with parties other than the SPONSOR.

25.          Governing Law.  This AGREEMENT shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws principle that would result in the application of the laws of another jurisdiction.

[signature page follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Corporate Sponsored Research Agreement by their duly authorized officers or representatives as of the EFFECTIVE DATE.

YALE UNIVERSITY		SPONSOR

By	/s/ Donald T. Deyo	By	/s/ Michael Richman

Name	Donald T. Deyo	Name	Michael Richman

Title	Director, Corporate Contracts, Yale	Title	President and CEO
University, Office Of Sponsored
Projects
12/23/2015

Read and acknowledged:

PRINCIPAL INVESTIGATOR

/s/ Lieping Chen
LIEPING CHEN, M.D., PH.D.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A — Research Plan / Statement of Work

[***] [1.5 pages redacted]

The research plan/scope of work outlined below addresses the steps and overall process that will be required for identifying, characterizing and developing novel lead targets.

Scope of Work:

Overall Goal: [***]

Key stages of development and timing over the next four years:

Overview: [***]

Work Plan and Timing

[***] [2 pages redacted]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B — BUDGET

Next Cure Lab New Discovery Program Budget

See attached.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Next Cure Lab New Discovery Program Budget

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C — License Agreement

See attached.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D — Sample Material Transfer Agreement

MATERIAL TRANSFER AGREEMENT

This Material Transfer Agreement (“MTA”), effective as of                        (“EFFECTIVE DATE”), by and between YALE UNIVERSITY, a non-profit corporation organized and existing under and by virtue of a special charter granted by the General Assembly of the Colony and State of Connecticut (the “UNIVERSITY”), and NEXTCURE, INC., a Delaware corporation (the “RECIPIENT”).  UNIVERSITY and RECIPIENT are each referred to herein individually, as a “party” and, collectively, as the “parties.”

DEFINITIONS:

MATERIAL: ORIGINAL MATERIAL (as defined in Section 1 below) plus PROGENY and UNMODIFIED DERIVATIVES.  The MATERIAL shall not include (i) MODIFICATIONS or (ii) other substances created by RECIPIENT through the use of the MATERIAL or PROGENY or UNMODIFIED DERIVATIVES that are not PROGENY or UNMODIFIED DERIVATIVES.

MODIFICATIONS: substances created by or on behalf of RECIPIENT which contain or incorporate the MATERIAL or UNMODIFIED DERIVATIVES thereof.

PROGENY: any unmodified descendant from the MATERIAL, such as virus from virus, cell from cell, or organism from organism.

UNMODIFIED DERIVATIVES: substances created by RECIPIENT that constitute an unmodified functional sub-unit or an expression product of the ORIGINAL MATERIAL.  Some examples include: subclones of unmodified cell lines, purified or fractionated sub-sets of the ORIGINAL MATERIAL, proteins expressed by DNA/RNA supplied by UNIVERSITY, monoclonal antibodies secreted by a hybridoma cell line, sub-sets of the ORIGINAL MATERIAL such as novel plasmids or vectors.

The parties agree to the following:

1.                                      UNIVERSITY will transfer the MATERIALS listed in Appendix A to RECIPIENT (“ORIGINAL MATERIAL”).

2.                                      RECIPIENT will pay all shipping costs.

3.                                      RECIPIENT agrees to use the MATERIAL in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.

4.                                      RECIPIENT acknowledges that all MATERIALS it receives from UNIVERSITY are provided (i) “AS IS”; (ii) are experimental in nature; and (iii) WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.  UNIVERSITY MAKES NO

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

REPRESENTATION THAT THE USE OF ITS MATERIALS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT.

5.                                      Ownership and all related intellectual property rights of the MATERIALS shall be subject to the License Agreement executed between the parties on December 29, 2015 (“LICENSE AGREEMENT”).  The MATERIALS and MODIFICATIONS shall constitute LICENSED INFORMATION (as such term is defined in the LICENSE AGREEMENT).  RECIPIENT is free to file patent applications claiming inventions made by RECIPIENT through the use of the MATERIALS but agrees to notify UNIVERSITY upon filing a patent application claiming MODIFICATIONS or uses of the MATERIALS.

6.                                      RECIPIENT shall not transfer or disseminate the MATERIAL to third parties without the written permission of UNIVERSITY, such permission not to be unreasonably withheld, conditioned or delayed; provided, that the foregoing requirement to obtain the written permission of UNIVERSITY shall not apply to a transfer or dissemination by RECIPIENT to its affiliates, sublicensees or subcontractors.

7.                                      Confidential and proprietary information provided by each party to the other shall be governed by the Corporate Sponsored Research Agreement executed between the parties on December 29, 2015 (the “SRA”).

8.                                      RECIPIENT shall own all results that it generates and creates through use of MATERIALS and MODIFICATIONS.  Results shall be considered CONFIDENTIAL INFORMATION of RECIPIENT.

9.                                      This MTA shall not be interpreted to prevent or delay publication of research resulting from the use of the MATERIALS or MODIFICATIONS.  RECIPIENT agrees to provide appropriate acknowledgment of the source of the MATERIALS in all publications and agrees to send UNIVERSITY a copy of any such publications at the time of submission for publication.

10.                               This MTA will terminate on thirty (30) days’ written notice by RECIPIENT to UNIVERSITY.  Upon termination, RECIPIENT will discontinue its use of the ORIGINAL MATERIAL and will, upon written direction of UNIVERSITY, return or destroy any remaining ORIGINAL MATERIAL.

11.                               The provisions of Section 10 (“Export Control”) and Section 14 (“Indemnification”) of the SRA shall apply to this MTA.

12.                               Both parties agree that should this MTA be breached, money damages would be inadequate to remedy any such breach.  As a result, the non-breaching party may be entitled to seek, and a court of competent jurisdiction may grant specific performance and injunctive or other equitable relief as a remedy of any breach of this MTA.  Such remedy may be in addition to all other remedies, including money damages, available to a non-breaching party at law or in equity.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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13.                               Neither the UNIVERSITY nor the RECIPIENT shall assign this MTA to any other person without the prior written consent of the other (not to be unreasonably withheld, conditioned or delayed), except RECIPIENT may, without UNIVERSITY’s consent, otherwise assign its respective rights and transfer its respective duties to any affiliate or acquirer of RECIPIENT or assignee of all or substantially all of its business (or that portion thereof to which this MTA relates) or in the event of its merger or consolidation or similar transaction.  Any assignment or transfer in contravention of the foregoing shall be void.

14.                               Sections 4, 5, 7, 8, 9, 10, 11 and 12 shall survive termination of the MTA.

15.                               This MTA, together with the SRA and the LICENSE AGREEMENT and VISITING SCIENTIST AGREEMENT (as defined therein), constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, written or oral, between RECIPIENT and UNIVERSITY relating to the subject matter of this MTA and may not be amended unless agreed to in writing by both parties.

16.                               In the event that a court of competent jurisdiction holds any provision of this MTA to be invalid, such holding shall have no effect on the remaining provisions of this MTA, and they shall continue in full force and effect.

17.                               The headings of the sections and paragraphs in this MTA are provided only as a matter of convenience and for ease of reference and in no way is intended to define, limit, describe or otherwise affect the interpretation, meaning, substance or scope of any provision contained in this MTA.

18.                               The waiver by any party of a breach of any provision of this MTA will not be construed as a waiver of a subsequent breach of the same provision by that party or the breach of any other provision of this MTA.  The delay or failure of a party to exercise any right or remedy under this MTA will not constitute a waiver by that party of any breach of this MTA.  Any waiver of any breach under this MTA must be in writing.

19.                               This MTA may be executed by facsimile or by electronic scanned copy (including .pdf) exchanged by electronic transmission.

20.                               This MTA shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws principle that would result in the application of the laws of another jurisdiction.

[signature page follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, the parties hereto have executed this Material Transfer Agreement by their duly authorized officers or representatives as of the EFFECTIVE DATE.

UNIVERSITY	RECIPIENT

By	By

Name	Name

Title	Title

Read and acknowledged:

PRINCIPAL INVESTIGATOR

Lieping Chen, M.D., Ph.D.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit E — EXISTING MATERIAL AND UNPUBLISHED INFORMATION

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.